UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                         Pasadena, CA 91101

(Name and address of agent for service)

registrant’s telephone number, including area code:    626-795-7300

Date of fiscal year end:    November 30

Date of reporting period:    May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

Dear Shareholder,

Welcome to the Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”). Following a successful initial public offering in May, we are off to a good start building a quality portfolio of preferred securities.

It may seem unusual to be receiving a shareholder report dated only a few days after the IPO closing, but allow us to explain and provide a roadmap for communications you can expect to receive as a shareholder of DFP. The Fund’s fiscal year ends on November 30 each year, so the semi-annual period is May 31. Even though the Fund is just getting started, we are required by law to produce a shareholder report for the short period that ended on May 31, 2013. Looking forward, you can expect shareholder reports for each fiscal quarter, with annual and semi-annual reports providing additional topics of discussion related to the portfolio and market conditions.

Most fixed-income (and equity) markets have softened in June, and the preferred securities market is no exception. Prices (and corresponding yields) of securities we purchased have been more attractive than we anticipated in May. No one wants to see net asset value (“NAV”) go down, but recent market weakness has presented an opportunity for the Fund to get invested at lower prices than expected, which should enhance longer-term total-return potential for the Fund.

While not quite feeling like a “kid in a candy store”, it is nice to have money to invest during market weakness. We very much believe preferred securities offer long-term value at current prices. There may be some volatility over coming quarters, as markets work their way through anticipated policy changes by the Federal Reserve, but credit quality and economic fundamentals of preferred security issuers remain positive.

The Fund’s investment portfolio is taking shape much as we anticipated and at better prices than expected. As of June 28, we have invested all proceeds from the initial offering. Given market weakness in June, we have been more selective than usual in our purchases—providing liquidity to sellers of preferred securities at prices we think are attractive. Due to this measured pace of investing, we are just now reaching a point of adding leverage to the Fund. Leverage will be added to the Fund in increments, consistent with the rate at which we are adding investments to the portfolio and subject to the limit of 33 1/3% of managed assets at the time of borrowing. We update leverage information each week on the website at www.preferredincome.com, including dollar amount and percentage of total net assets.

On June 24th, the Fund declared initial monthly dividends to shareholders of $0.156 per share, beginning on July 31, 2013. At this monthly dividend rate, the annualized yield on initial offering price of $25.00 is 7.49%. This is one way to quantify the market weakness we have described, and it illustrates the longer-term benefit lower prices can provide to shareholders in the form of higher monthly income.

Our long-term approach to managing your Fund is straightforward. Our investment process begins with our own internal credit research on each issuer we consider for the portfolio. We monitor new issue activity and record specific terms of each security in our own database. We keep that information at our fingertips for use in daily portfolio analysis and trading. We integrate credit and macroeconomic research with market knowledge to make investment decisions, always looking to balance credit, liquidity, call and interest-rate risks with return potential. When investing in preferred securities, we believe investors should be focused on avoiding strikeouts rather than hitting home runs—as such, we much prefer consistent singles and doubles that are also producing attractive levels of income.

We have been managing preferred securities portfolios and closed-end Funds for a long time. We have published many short write-ups explaining our investment approach and offering thoughts on investing in preferred securities and closed-end Funds. Topics often include (but are not limited to) dividend policy, use of leverage, premiums and discounts on closed-end Funds, and the impact of interest rates on preferred securities. We have updated some of this research for shareholders of DFP and posted it on the Fund’s website at www.preferredincome.com. In addition to these discussion topics, the website will be an ongoing source of timely and important information on your Fund, so we encourage all shareholders to visit it often. Shareholders may also contact Destra Capital Investments LLC, the Fund’s shareholder servicing agent, at (877) 855-3434 for additional information about the Fund.

Once again, welcome to DFP.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

June 28, 2013

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2013 (Unaudited)

Fund Statistics

Net Asset Value	$23.76

Market Price	$25.00

Premium	5.22%

Yield on Market Price	N/A

Common Stock Shares Outstanding	18,004,198

Moody’s Ratings	% of Net Assets

BBB	35.8%

BB	22.8%

Below “BB”	9.0%

Not Rated*	4.0%

Below Investment Grade**	16.8%

*	Does not include net other assets and liabilities of 28.4%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets

Top 10 Holdings by Issuer	% of Net Assets

MetLife	5.6%

Wells Fargo & Company	4.9%

American International Group	4.9%

JPMorgan Chase	4.9%

Bank of America Corporation	4.9%

HSBC PLC	4.8%

Barclays Bank PLC	4.4%

BNP Paribas	4.3%

Royal Bank of Scotland PLC	4.1%

AgStar Financial Services ACA	4.0%

% of Net Assets***

Holdings Generating Qualified Dividend Income (QDI) for Individuals	37%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	19%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 69.5%
	Banking — 43.6%
16,750	AgStar Financial Services ACA, 6.75% Pfd., 144A****	$16,896,563	*
	Bank of America:
$11,000,000	Bank of America Corporation, 8.00%	12,598,674	*
$7,110,000	Bank of America Corporation, 8.125%	8,160,467	*
	Barclays Bank PLC:
$9,062,000	Barclays Bank PLC, 6.278%	9,001,810	**(1)
$8,972,000	Barclays Bank PLC, 7.434%, 144A****	9,869,200	**(1)
$17,300,000	BNP Paribas, 7.195%, 144A****	18,489,375	**(1)
	Goldman Sachs Group:
$7,500,000	Goldman Sachs, Capital I, 6.345% 02/15/34	7,732,290
	HSBC PLC:
$13,858,000	HSBC Capital Funding LP, 10.176%, 144A****	20,613,775	(1)
160,000	ING Groep NV, 6.375% Pfd.	3,971,200	**(1)
$18,000,000	JPMorgan Chase & Company, 7.90%, Series 1	21,036,762	*
$9,022,000	Lloyds Banking Group PLC, 6.657%, 144A****	8,683,675	**(1)
87,500	PNC Financial Services, 6.125% Pfd., Series P	2,416,006	*
$6,125,000	RaboBank Nederland, 11.00%, 144A****	8,259,648	(1)
	Royal Bank of Scotland:
$4,825,000	RBS Capital Trust II, 6.425% 12/29/49	4,571,688	**(1)
525,000	Royal Bank of Scotland Group PLC, 7.25% Pfd.	13,135,500	**(1)
$18,000,000	Wells Fargo & Company, 7.98%, Series K	21,116,250	*

		186,552,883

	Financial Services — 1.2%
$4,780,000	American Express Co., 6.80% 09/01/66	5,240,075

		5,240,075

	Insurance — 19.3%
	American International Group:
$4,000,000	American General Institutional Capital A, 7.57% 12/01/45, 144A****	4,985,068
$7,100,000	American General Institutional Capital B, 8.125% 03/15/46, 144A****	9,504,003
$5,000,000	American International Group, Inc., 8.175% 05/15/58	6,575,000
$7,550,000	AXA SA, 6.379%, 144A****	7,663,250	**(1)
$13,000,000	Lincoln National Corporation, 7.00% 05/17/66	13,585,000
	MetLife:
$3,759,000	MetLife, Inc., 10.75% 08/01/39	6,047,291
$12,700,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	18,034,000

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
$9,070,000	Prudential Financial Inc., 8.875% 06/15/38	$11,314,825
	XL Group PLC:
$5,000,000	XL Capital Ltd., 6.50%, Series E	5,037,500	(1)

		82,745,937

	Utilities — 0.8%
	PPL Corp:
$3,180,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	3,389,553

		3,389,553

	Energy — 3.9%
$4,525,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	4,558,938
$4,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	4,666,528
	Enterprise Products Partners:
$3,675,000	Enterprise Products Partners, 7.034% 01/15/68	4,267,270
$1,165,000	Enterprise Products Partners, 7.00% 06/01/67	1,268,186
$1,630,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	1,877,861

		16,638,783

	Miscellaneous Industries — 0.7%
$3,000,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	2,775,000

		2,775,000

	Total Preferred Securities (Cost $298,531,555)	297,342,231

Corporate Debt Securities — 2.1%
	Banking — 2.1%
$6,556,000	Goldman Sachs Group, Inc., 6.75% 10/01/37, Sub Notes	7,172,159
65,000	Texas Capital Bancshares Inc., 6.50% 09/21/42	1,647,347

		8,819,506

	Total Corporate Debt Securities (Cost $8,884,978)	8,819,506

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2013 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 35.8%
	BlackRock Liquidity Funds:
153,112,112	T-Fund	$153,112,112

	Total Money Market Fund (Cost $153,112,112)	153,112,112

Total Investments (Cost $460,528,645***)	107.4%		459,273,849

Other Assets And Liabilities (Net)	(7.4)%		(31,549,093)

Total Managed Assets	100.0%	‡	$427,724,756

Total Net Assets Available To Common Stock			$427,724,756

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2013, these securities amounted to $130,332,495 or 30.5% of total managed assets.
(1)	Foreign Issuer.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2013 (Unaudited)

ASSETS:
Investments at value (Cost $460,528,645)		$459,273,849
Receivable for investments sold		2,663,653
Dividends and interest receivable		4,784,270

Total Assets		466,721,772

LIABILITIES:
Offering cost payable	$900,000
Payable for investments purchased	38,066,585
Investment advisory fee payable	18,849
Administration, Transfer Agent and Custodian fees payable	2,817
Servicing Agent fees payable	4,228
Professional fees payable	1,357
Directors’ fees payable	774
Accrued expenses and other payables	2,406

Total Liabilities		38,997,016

NET ASSETS AVAILABLE TO COMMON STOCK		$427,724,756

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$32,633
Accumulated net realized loss on investments sold		(3,098)
Unrealized depreciation of investments		(1,254,796)
Par value of Common Stock		180,042
Paid-in capital in excess of par value of Common Stock		428,769,975

Total Net Assets Available to Common Stock		$427,724,756

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (18,004,198 shares outstanding)		$23.76

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Period from May 29, 2013* through May 31, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends†		$135
Interest		62,929

Total Investment Income		63,064

EXPENSES:
Investment advisory fees	$18,849
Administrator’s fees	2,537
Servicing Agent fees	4,228
Professional fees	1,357
Insurance expenses	887
Transfer Agent fees	220
Directors’ fees	774
Custodian fees	60
Compliance fees	306
Other	1,213

Total Expenses		30,431

NET INVESTMENT INCOME		32,633

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments sold during the period		(3,098)
Change in net unrealized appreciation/(depreciation) of investments		(1,254,796)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(1,257,894)

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$(1,225,261)

*	Commencement of operations.
†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

For the Period from May 29, 2013* through May 31, 2013 (Unaudited)
OPERATIONS:
Net investment income	$32,633
Net realized gain/(loss) on investments sold during the period	(3,098)
Change in net unrealized appreciation/(depreciation) of investments	(1,254,796)

Net decrease in net assets resulting from operations	(1,225,261)

FUND SHARE TRANSACTIONS:
Increase from Common Stock transactions	429,750,000
Decrease due to Cost of Common Stock Offering	(900,000)

Net increase in net assets available to Common Stock resulting from Fund share transactions	428,850,000

NET INCREASE IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$427,624,739

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$100,017
Net increase in net assets during the period	427,624,739

End of period (including undistributed net investment income of $32,633)	$427,724,756

*	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	For the period from May 29, 2013(1) through May 31, 2013 (Unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$23.83	(2)

INVESTMENT OPERATIONS:
Net investment income	0.00	(3)
Net realized and unrealized gain/(loss) on investments	(0.07)

Total from investment operations	(0.07)

Net asset value, end of period	$23.76

Market value, end of period	$25.00
Total investment return based on net asset value*(4)	(0.29	%)***
Total investment return based on market value*(4)	0.00	%***
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$427,725
Operating expenses	0.86	%**
Net investment income†	0.93	%**
SUPPLEMENTAL DATA:
Portfolio turnover rate	1	%***

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
**	Annualized.
***	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses.
(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
(3)	Per share amount was less than $0.005.
(4)

Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 23, 2013) less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 23, 2013) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
May 31, 2013	N/A	$23.76	$25.00	N/A

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of May 31, 2013 is as follows:

	Total Value at May 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$186,552,883	$117,340,199	$69,212,684	$—
Financial Services	5,240,075	—	5,240,075	—
Insurance	82,745,937	42,703,791	40,042,146	—
Utilities	3,389,553	3,389,553	—	—
Energy	16,638,783	6,544,389	10,094,394	—
Miscellaneous Industries	2,775,000	—	2,775,000	—
Corporate Debt Securities	8,819,506	8,819,506	—	—
Money Market Fund	153,112,112	153,112,112	—	—

Total Investments	$459,273,849	$331,909,550	$127,364,299	$—

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, there were no transfers into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Fund’s investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Management has analyzed the uncertainty of the Fund’s tax positions, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2013 was as follows:

Distributions paid in fiscal year 2013
	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

Additional Accounting Standards: In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the period ended May 31, 2013.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the value of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.12% of the Fund’s average daily net assets through the first year of the Fund’s agreement with the Servicing Agent and 0.10% of the Fund’s average daily net assets for the remainder of the term of the agreement. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee, and $250 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund currently pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5.	Purchases and Sales of Securities

For the period ended May 31, 2013, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $310,064,789 and $2,615,625, respectively.

At May 31, 2013, the aggregate cost of securities for federal income tax purposes was $460,528,645, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $267,173 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,521,969.

6.	Common Stock

At May 31, 2013, 240,000,000 shares of $0.01 par value Common Stock were authorized.

At May 31, 2013, there were 18,004,198 shares of Common Stock issued and outstanding.

Organization Expenses and Costs of the Common Stock Offering: Organization expenses relating to organizing the Fund of $86,350 have been paid by the Adviser. Costs of the Common Stock offering were estimated to be approximately $900,000. The Adviser has also agreed to pay offering costs (excluding sales charges) that exceed $0.05 per share. Costs of the Common Stock offering up to $0.05 per share and sales charges will be borne by the Fund and its shareholders and are accounted for as a reduction to paid-in capital. Based on the initial offering of 18,000,000 shares, $900,000 of the offering costs will be borne by the Fund.

Common Stock transactions are reflected in the following table:

	Period Ended 05/31/13 (Fund Inception to Date)
	Shares	Gross Amount	Sales Load	Net Amount
Beginning Capitalization	4,198	$100,017	$—	$100,017
Initial Public Offering on 05/29/13	18,000,000	450,000,000	20,250,000	429,750,000

Total	18,004,198	$450,100,017	$20,250,000	$429,850,017

7.	Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Portfolio Investments, Concentration and Investment Quality

Under normal market conditions, the Fund invests at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On June 24, 2013, the Board of Directors declared its initial monthly dividend of $0.156 per share. The Board of Directors also declared the Fund’s monthly dividend for August 2013 and September 2013 in the amount of $0.156 per share. The Fund issued a press release on June 24, 2013 concerning the dividend declarations.

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ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the period ended May 31, 2013, no brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale Delta Dividend Group, Inc. 220 Montgomery Street Suite 426 San Francisco, CA 94104 Age: 64	Director	Class II Director since April 2013	President of Delta Dividend Group, Inc. (investments)	5	Metromedia International Group, Inc. and Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director and Nominating and Governance Committee Chairman	Class III Director since April 2013	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 52	Director	Class II Director since April 2013	Board Co-Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non- profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The initial term for each class expires as follows:

Class I Directors – Initial term expires at the Fund’s 2014 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – Initial term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – Initial term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Total Return Fund.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 1000 SW Vista Ave, Apt 314 Portland, OR 97205 Age: 76	Director and Audit Committee Chairman	Class I Director since April 2013	Financial Consultant; Former Trustee, University of Oregon Foundation; Former Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director, Chairman of the Board and Chief Executive Officer	Class I Director since April 2013	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	5	None

*	The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The initial term for each class expires as follows:

Class I Directors – Initial term expires at the Fund’s 2014 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – Initial term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – Initial term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, and Flaherty & Crumrine Total Return Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	President	Since April 2013	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 38	Chief Financial Officer, Vice President and Treasurer	Since April 2013	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Chief Compliance Officer, Vice President and Secretary	Since April 2013	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 53	Vice President and Assistant Treasurer	Since April 2013	Vice President and Director of Flaherty & Crumrine Incorporated

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 49	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since April 2013	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	Assistant Treasurer	Since April 2013	Administrator of Flaherty & Crumrine Incorporated

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ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On April 17, 2013, the Board of Directors of the Fund approved the investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Non-Interested Directors, as well as their conclusions relative to such factors.

In considering whether to approve the Investment Advisory Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Investment Advisory Agreement during a special meeting held on April 11, 2013 for that specific purpose and during a regular meeting held on April 17, 2013. In reaching their determinations relating to approval of the Investment Advisory Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of other similar funds advised by the Adviser (the “Legacy Funds”). In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services to be provided by the Adviser and the expected quality of those services based upon their experience as directors of the Legacy Funds. The Board members noted that these services included managing the Fund’s investment program, as well as the provision of significant administrative services beyond what the Investment Advisory Agreement may require. The Board members noted that, based on their experience, the Adviser has provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s proposed services based on their direct experience serving as directors of the Legacy Funds for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally and its focus on, and internal resources dedicated to, identifying opportunities to add additional value through hedging and other sophisticated financial transactions, and (ii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members; and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts

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ADDITIONAL INFORMATION (Unaudited) (Continued)

undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services to be provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund will operate, the expected level of services to be provided by the Adviser, and that the quality of the Adviser’s service is expected to be high.

Investment Performance

The Board members reviewed the investment performance of the Legacy Funds and other funds in the comparison group. The Board members also reviewed estimated fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund was expected to have below average advisory fees and below average advisory/administration/shareholder service fees. The Board members noted that, although the Fund had no performance history as it had not yet commenced operations, the Adviser appeared to have the capability of achieving satisfactory investment performance.

Profitability

The Board members considered the Adviser’s methodology and assumptions for calculating its hypothetical profitability with respect to the Fund. The Board members also considered that the Adviser provides, at a lower cost, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members accepted the Adviser’s statement that it does not realize material indirect benefits from its relationship with the Fund.

Economies of Scale

The Board members noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that the Adviser was not expected to benefit from economies of scale that were not already reflected in the fee rate, including breakpoints proposed. The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of economies of scale arising from increased assets. In light of their discussions and considerations as described above, the Board members made the following determinations as to the Fund:

•	the nature and extent and quality of the services to be provided by the Adviser are reasonable and appropriate, and the quality of the services is expected to be high;

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ADDITIONAL INFORMATION (Unaudited) (Continued)

•

the fee to be paid to the Adviser is reasonable in light of (i) comparative performance and expense and advisory fee information, (ii) the cost of the services expected to be provided and profits anticipated to be realized, and (iii) the benefits expected to be derived by the Adviser from the relationship with the Fund; and

•

there were not at this time significant economies of scale to be realized by the Adviser in managing the Fund’s assets, and the fee is structured to provide for a sharing of the benefits of economies of scale.

Based on these conclusions, the Board members determined to approve the Investment Advisory Agreement.

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale Morgan Gust Karen H. Hogan Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual Report

May 31, 2013

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date	07/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date	07/25/13

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date	07/25/13

*	Print the name and title of each signing officer under his or her signature.